                                                                   EXHIBIT 99.3

                            MASS COMMUNICATIONS CORP.
                                 AND SUBSIDIARY

                        Consolidated Financial Statements

             For the Period September 1, 1995 through April 3, 1996


                   (With Independent Auditors' Report Thereon)

                            MASS COMMUNICATIONS CORP.
                                 AND SUBSIDIARY

                                TABLE OF CONTENTS



                                                               Page(s)
Independent Auditors' Report                                        1

Consolidated Statement of Operations                                2

Consolidated Statement of Stockholders' Deficit                     3

Consolidated Statement of Cash Flows                                4

Notes to Consolidated Financial Statements                      5 - 9

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholders
Mass Communications Corp.:


We have audited the accompanying consolidated statements of operations, stockholders' deficit, and cash flows of Mass Communications Corp. and subsidiary (the Company) for the period September 1, 1995 through April 3, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of the Company for the period September 1, 1995 through April 3, 1996, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK LLP


East Lansing, Michigan
May 31, 1996

                            MASS COMMUNICATIONS CORP.
                                 AND SUBSIDIARY

                      Consolidated Statement of Operations

             For the period September 1, 1995 through April 3, 1996


Revenues:
    Poster                                                 $ 3,097,607
    Painted                                                  2,306,790
    Other                                                       98,142
                                                           -----------

          Gross revenues                                     5,502,539

    Less commissions and discounts                             545,537
                                                           -----------

          Net operating revenues                             4,957,002

Operating expenses:
    Operations                                               1,166,765
    Selling, general, and administrative                     2,039,476
    Depreciation                                               550,869
    Amortization of intangible assets                           41,011
    Amortization of deferred financing costs                    54,885
                                                           -----------

          Total operating expenses                           3,853,006
                                                           -----------

          Operating income                                   1,103,996

Other income (deductions):
    Loss on disposal of property, plant, and equipment            (832)
    Interest expense                                          (644,606)
    Interest income                                              3,876
    Management fee income                                       58,333
    Miscellaneous, net                                         (50,449)
                                                           -----------

          Income before income tax expense                     470,318

Income tax expense                                             201,413
                                                           -----------

          Net income                                       $   268,905
                                                           ===========


See accompanying notes to consolidated financial statements.

                            MASS COMMUNICATIONS CORP.
                                 AND SUBSIDIARY

                 Consolidated Statement of Stockholders' Deficit

             For the period September 1, 1995 through April 3, 1996


                              10 PERCENT
                              CUMULATIVE                      ADDITIONAL                       TOTAL
                               PREFERRED        COMMON         PAID-IN       ACCUMULATED   STOCKHOLDERS'
                                 STOCK           STOCK         CAPITAL         DEFICIT        DEFICIT
                             --------------  -------------- ------------- --------------   -------------

Balances at August 31, 1995     $    1,000          3,500        999,000      (4,000,221)     (2,996,721)

Net income                              --             --             --         268,905         268,905
                                ----------     ----------     ----------      ----------      ----------

Balances at April 3, 1996       $    1,000          3,500        999,000      (3,731,316)     (2,727,816)
                                ==========     ==========     ==========      ==========      ==========



See accompanying notes to consolidated financial statements.

                            MASS COMMUNICATIONS CORP.
                                 AND SUBSIDIARY

                      Consolidated Statement of Cash Flows

             For the period September 1, 1995 through April 3, 1996


Cash flows from operating activities:
    Net income                                               $ 268,905
    Adjustments to reconcile net income to net cash
       provided by operating activities:
          Depreciation of plant and equipment                  550,869
          Amortization of intangible assets                     41,011
          Amortization of deferred financing costs              54,885
          Decrease in deferred income taxes                    124,141
          Loss on disposal of plant and equipment                  832
          Increase in trade accounts receivable               (169,017)
          Increase in income taxes receivable                  (97,552)
          Increase in due from affiliated entity               (54,310)
          Decrease  in inventory - construction material           676
          Decrease in prepaid rent expense                      18,743
          Increase in other prepaid expenses                   (69,670)
          Decrease in other assets                              51,571
          Increase in trade accounts payable                   113,373
          Decrease in income taxes payable                    (303,632)
          Increase in accrued expenses                         185,014
                                                             ---------

          Net cash provided by operating activities            715,839
                                                             ---------

Cash flows from investing activities:
    Capital expenditures                                      (745,996)
    Proceeds from sale of plant and equipment                    6,723
                                                             ---------

          Net cash used in investing activities               (739,273)
                                                             ---------

Cash flows from financing activities:
    Principal payments on long-term debt                      (500,000)
    Proceeds from issuance of long-term debt                   500,000
    Dividends                                                       --
                                                             ---------

          Net cash used in financing activities                     --
                                                             ---------

Net decrease in cash and cash equivalents                      (23,434)

Cash and cash equivalents at beginning of the period           476,636
                                                             ---------

Cash and cash equivalents at end of the period               $ 453,202
                                                             =========

Supplemental schedule of noncash investing activities:
    Transfer of salvage materials from inventory to
       property, plant, and equipment                        $  13,437
                                                             =========

See accompanying notes to consolidated financial statements.

                            MASS COMMUNICATIONS CORP.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

             For the Period September 1, 1995 through April 3, 1996



(1)    BUSINESS OPERATIONS

       The business operations of Mass Communications Corp. and subsidiary (the "Company") consist of outdoor billboard advertising in the states of Mississippi, Tennessee, Georgia, and Kentucky.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The accounting policies of the Company, as summarized below, conform with generally accepted accounting principles and reflect practices appropriate to the business in which it operates.

       (a)    PRINCIPLES OF CONSOLIDATION

              The consolidated financial statements include the financial statements of Mass Communications Corp. and its wholly owned subsidiary, Outdoor Communications, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

       (b)    CASH EQUIVALENTS

              Cash equivalents consist of money market funds. For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments with maturities of three months or less at the time of purchase to be cash equivalents.

       (c)    INVENTORIES

              Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

       (d)    PROPERTY, PLANT, AND EQUIPMENT

              Property, plant, and equipment are stated at cost. Depreciation on plant and equipment is computed using straight-line and accelerated methods over the estimated useful lives of the assets.

       (e)    GOODWILL

              Goodwill, which represents the excess of purchase price over the fair value of net assets acquired, is being amortized on a straight-line basis over a 40 year period.

              The Company assesses the recoverability of goodwill by determining whether the amortization of the goodwill balance over its remaining life can be recovered through undiscounted future operating cash flows of the acquired operation. The amount of goodwill impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate reflecting the Company's average cost of funds.

       (f)    DEFERRED FINANCING COST

              Debt financing costs incurred as a result of debt restructuring are recorded as deferred financing costs and amortized on a straight-line basis over the term of the related debt.


                                       5                             (Continued)

                            MASS COMMUNICATIONS CORP.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

             For the Period September 1, 1995 through April 3, 1996


       (g)    EMPLOYEE BENEFITS

              The Company participates in a self-insured employee health care plan as provided for in an agreement with an affiliated entity. The liability for self-insurance reflects the estimated cost for the uninsured portion of claims not paid prior to year end. The liability is based on estimates for losses reported prior to year end and estimates for incurred but not reported losses.

       (h)    INCOME TAXES

              Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

       (i)    REVENUE RECOGNITION

              The Company recognizes revenue from advertising contracts on an accrual basis ratably over the term of the contracts, as advertising services are provided.

       (j)    USE OF ESTIMATES

              Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)    INCOME TAXES

       Income tax expense attributable to income before income tax expense for the period September 1, 1995 through April 3, 1996, consists of:

                    CURRENT       DEFERRED      TOTAL
                    --------      --------     --------
Federal             $ 80,043       108,321      188,364
State and local       (2,771)       15,820       13,049
                    --------      --------     --------

      Total         $ 77,272       124,141      201,413
                    ========      ========     ========

                                       6                             (Continued)

                            MASS COMMUNICATIONS CORP.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

             For the Period September 1, 1995 through April 3, 1996


       Income tax expense differed from the amounts computed by applying the federal income tax rate of 34 percent for the period September 1, 1995 through April 3, 1996 to income before income tax expense as a result of the following:

Computed "expected" tax expense                             $ 159,908
Increase (reduction) in income taxes resulting from:
    State and local income taxes, net of federal income
      tax expense                                              (4,436)
    Non-deductible expenses                                    18,900
    Alternative minimum tax expense                            59,693
    Other, net                                                (32,652)
                                                            ---------

                                                            $ 201,413
                                                            =========

(4)    STOCKHOLDERS' EQUITY

       All general voting power is vested in the holders of Class A common stock. The holders of preferred stock are not entitled to vote at any stockholders' meetings.

       No dividends will be declared or paid on the common stock during any year unless the full amount of dividends on the preferred stock accrued to the proposed date of declaration has been paid. Upon declaration, the holders of the preferred stock are entitled to receive an annual cumulative dividend at a rate of 10 percent per annum of the liquidation value of the preferred stock, as defined below. Dividends, if declared, are payable in cash annually on each April 30.

       In the event of liquidation or dissolution of the Company, the holders of the preferred stock are entitled to receive a preferential amount equal to $1,000 per share of the issued and outstanding preferred stock ("liquidation value") and a further preferential amount equal to all declared and unpaid dividends thereon. This liquidation value will be paid before the payment or distribution of any assets of the Company to the holders of common stock.

(5)    LEASES

       The Company leases substantially all of the land presently used as sites for poster panels under various terms. The leases are classified as operating leases. These leases generally contain renewal options ranging from one to 15 years and require the Company to pay all executory costs such as maintenance and insurance. Rental expense for operating leases amounted to approximately $398,000 during the period September 1, 1995 through April 3, 1996.

 (6)   RELATED PARTY TRANSACTIONS

       The Company leases real property from a trust for which the vice president, who is a major stockholder of the Company, serves as trustee. Rental expense to the trust amounted to approximately $18,000 for the period September 1, 1995 through April 3, 1996. The Company also leases a sign location from the president and vice president of the Company. The rental payment for the sign location amounted to approximately $600 for the period September 1, 1995 through April 3, 1996.


                                       7                             (Continued)

                            MASS COMMUNICATIONS CORP.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

             For the Period September 1, 1995 through April 3, 1996


       The Company provides management and accounting consultation services to an affiliated entity related through common ownership. The affiliated entity and the Company have entered into a continuing agreement which may be canceled by either party upon 30 days written notice. Total management fee income incurred under the above arrangements amounted to $58,333 for the period September 1, 1995 through April 3, 1996.

(7)    SUPPLEMENTAL CASH FLOW INFORMATION

       The Company paid approximately $482,000 for income taxes during the period September 1, 1995 through April 3, 1996. Cash payments for interest approximated $547,000 for the period September 1, 1995 through April 3, 1996.

(8)    SUBSEQUENT EVENT

       At the close of business on April 3, 1996, the Company's stockholders (the "Stockholders") entered into a plan of reorganization (the "Reorganization Plan") to restructure and merge the Company with an affiliated entity in the same line of business. Pursuant to the Reorganization Plan, the Stockholders agreed to sell their entire interests in the common and preferred stock of the Company. In conjunction with the Reorganization Plan, OCI Holdings Corp. ("Holdings") was incorporated for the purpose of affecting the reorganization and merger.

       The Stockholders of the Company exchanged 7,371.01 shares of common stock, 308.78 shares of preferred stock for 2,764.99 shares of Class A common stock and Series A subordinated notes of OCI Holdings Corp. The Stockholders of the Company also sold 657.895 warrants, 5,128.99 shares of common stock and 691.22 shares of preferred stock for cash and new subordinated notes totaling $6,692,500. This transaction resulted in Holdings ultimately owning all of the stock of the Company.

       Concurrent with the reorganization and merger, the Company, Holdings, and OCI North (collectively the "Borrowers") entered into a Credit Agreement with Chase Manhattan Bank N.A. Under the Credit Agreement, the Company borrowed $40,000,000 under a term loan which was used to pay off the existing long-term debt, including all accrued interest, and the acquisitions discussed below. In addition to the aforementioned term loan, the Credit Agreement also provides a revolving loan commitment to the Borrowers, collectively.

       The effects of the aforementioned transactions have not been included in the financial statements as they occurred subsequent to the closing balance sheet.

       Georgia Acquisition

       At the close of business on April 3, 1996, Outdoor Communications, Inc. completed the purchase of certain assets of Georgia Outdoor Advertising, pursuant to an Asset Purchase Agreement dated March 8, 1996, for cash of $11,650,000. The acquisition was accounted for by the purchase method.


                                       8                             (Continued)

                            MASS COMMUNICATIONS CORP.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

             For the Period September 1, 1995 through April 3, 1996



       Alabama Acquisition

       On April 30, 1996, Outdoor Communications, Inc. completed the purchase of certain assets and assumed certain liabilities of AOA Acquisition, L.L.C., pursuant to an Asset Sale Agreement dated March 19, 1996, for cash of $32,000,000. The acquisition was accounted for by the purchase method.


                                       9